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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           PARAGON SPORTS GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                       34-1957147
--------------------------------              ---------------------------------
(State of or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)


5580 Monroe Street
Sylvania, Ohio                                                43560
---------------------                                        --------
(Address of Principal)                                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:
                                      NONE


Securities to be registered pursuant to Section 12(g) of the Act:

         Common Stock, par value $.01 per share




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Item 1.  Description of Registrant's Securities to be Registered.

                  Incorporated herein by reference is the section entitled "Description of Securities" contained in Amendment No. 4 to the Company's Registration Statement filed on Form SB-2 (Registration No. 333-67154) filed on January 14, 2002 (the "Registration Statement"). The "Description of Securities" section contained in the prospectus to be filed pursuant to Rule 424(b) under the Securities Act, is also hereby incorporated by reference.

Item 2.  Exhibits.
                                                                      Exhibit
Document                                                              No.
--------                                                              -------

         (a)      Certificate of Incorporation of the Company         3.1**

         (b)      By-Laws of the Company                              3.2**


         ----------------------



**       Incorporated herein by reference to Amendment No. 4 to the Company's
Registration Statement, Registration No. 333-67154 as filed with the Securities and Exchange Commission on January 14, 2002 at the exhibit number set forth opposite such document.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               PARAGON SPORTS GROUP, INC.



                               By: /s/ Shep Messing
                                   ---------------------------------------------
                                   Name: Shep Messing
                                   Title:  Chairman and Chief Executive Officer


Dated: January 14, 2002












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